                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

                       (Amendment No. __)

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/  /     Preliminary Proxy Statement
/  /     Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/X /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

               ACM Government Spectrum Fund, Inc.
----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)


----------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /     No fee required
/  /     Fee computed on table below per Exchange Act Rule 14a-
         6(i)(1) and 0-11.

         (1)  Title of each class of securities to which
         transaction applies:
----------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
         applies:
----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
----------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
----------------------------------------------------------------
         (5)  Total fee paid:
----------------------------------------------------------------
/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided
         by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

                            ACM GOVERNMENT INCOME FUND, INC.
                            ACM GOVERNMENT SECURITIES FUND, INC.
                            ACM GOVERNMENT SPECTRUM FUND, INC.
                            ACM GOVERNMENT OPPORTUNITY FUND, INC.
                            ACM MANAGED INCOME FUND, INC.
                            ACM MUNICIPAL SECURITIES INCOME FUND, INC.
                            ACM MANAGED DOLLAR INCOME FUND, INC.
                            ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
                            ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC. ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
(LOGO OF ALLIANCE CAPITAL APPEARS HERE)
--------------------------------------------------------------------------------
1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
--------------------------------------------------------------------------------

                 NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                                 March 9, 1999

To the Stockholders of ACM Government Income Fund, Inc. ("ACM I"), ACM Government Securities Fund, Inc. ("ACM II"), ACM Government Spectrum Fund, Inc. ("ACM III"), ACM Government Opportunity Fund, Inc. ("ACM IV"), ACM Managed Income Fund, Inc. ("ACM V"), ACM Municipal Securities Income Fund, Inc. ("ACM VII"), ACM Managed Dollar Income Fund, Inc. ("ACM VIII"), Alliance World Dollar Government Fund, Inc. ("AWDGF"), Alliance World Dollar Government Fund II, Inc. ("AWDGF II") and Alliance All-Market Advantage Fund, Inc. ("AMA"):

  Notice is hereby given that a Joint Annual Meeting of Stockholders (the "Meeting") of ACM I, ACM II, ACM III, ACM IV, ACM V, ACM VII, ACM VIII, AWDGF, AWDGF II and AMA (individually, a "Fund" and collectively, the "Funds") will be held at the offices of the Funds, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on Tuesday, March 9, 1999 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated January 25, 1999:

  1. To elect three Directors of each Fund, each such Director to hold office for a term of three years until his successor is duly elected and qualified;

  2. To ratify the selection of Ernst & Young LLP as independent auditors of ACM I, ACM II, ACM III, ACM IV, ACM V, ACM VII, ACM VIII, AWDGF, AWDGF II and PricewaterhouseCoopers LLP as independent accountants of AMA for each Fund's respective fiscal year ending in 1999; and

  3. To transact such other business as may properly come before the Meeting.

  The Board of Directors of each Fund has fixed the close of business on December 31, 1998 as the record date for the determination of stockholders of the Funds entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

                                        By Order of the Boards of Directors,

                                        Edmund P. Bergan, Jr.
                                         Secretary

New York, New York
January 25 1999
--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT
  Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to save the Funds any additional expense of further solicitation, please mail your proxy promptly.
--------------------------------------------------------------------------------
 (R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                                PROXY STATEMENT

                       ACM GOVERNMENT INCOME FUND, INC.
                     ACM GOVERNMENT SECURITIES FUND, INC.
                      ACM GOVERNMENT SPECTRUM FUND, INC.
                     ACM GOVERNMENT OPPORTUNITY FUND, INC.
                         ACM MANAGED INCOME FUND, INC.
                  ACM MUNICIPAL SECURITIES INCOME FUND, INC.
                     ACM MANAGED DOLLAR INCOME FUND, INC.
                  ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
                ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
                   ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.

                          1345 Avenue of the Americas
                           New York, New York 10105

                               ----------------

                     JOINT ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 9, 1999

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the respective Boards of Directors of ACM Government Income Fund, Inc. ("ACM I"), ACM Government Securities Fund, Inc. ("ACM II"), ACM Government Spectrum Fund, Inc. ("ACM III"), ACM Government Opportunity Fund, Inc. ("ACM IV"), ACM Managed Income Fund, Inc. ("ACM V"), ACM Municipal Securities Income Fund, Inc. ("ACM VII"), ACM Managed Dollar Income Fund, Inc. ("ACM VIII"), Alliance World Dollar Government Fund, Inc. ("AWDGF"), Alliance World Dollar Government Fund II, Inc. ("AWDGF II") and Alliance All-Market Advantage Fund, Inc. ("AMA"), each of which is a Maryland corporation (individually, a "Fund" and collectively, the "Funds"), to be voted at a Joint Annual Meeting of Stockholders of the Funds (the "Meeting"), to be held at the offices of the Funds, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on Tuesday, March 9, 1999 at 11:00 a.m. The solicitation will be made by mail and the cost for each Fund will be borne by that Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about January 25, 1999.

  The Board of Directors of each Fund has fixed the close of business on December 31, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. The outstanding voting shares of the Funds as of December 31, 1998 consisted, respectively, of 58,239,506 shares of common stock of ACM I, 77,923,379 shares of common stock of ACM II, 37,028,027 shares of common stock of ACM III, 13,071,872 shares of common stock of ACM IV, 22,506,875 shares of common stock and 950 shares of Remarketed Preferred Stock, Series A (the "ACM V Preferred Stock") of ACM V, 10,764,589 shares of common stock and 1,200 shares of each of Municipal Income Preferred Shares, Series A, Series B and Series C (the "ACM VII Preferred Stock") of ACM VII, 21,743,402 shares of common stock of ACM VIII, 8,158,623 shares of common stock of AWDGF, 75,733,953 shares of common stock of AWDGF II and 2,512,661 shares of common stock of AMA, each share being entitled to one vote.

  At the Meeting, the holders of ACM V Preferred Stock and the holders of each class of ACM VII Preferred Stock will have equal voting rights with the holders of ACM V and ACM VII common stock, respectively (i.e., one vote per share), and will vote together with the holders of ACM V and ACM VII common stock as a single class on all proposals to be brought before the Meeting applicable to each respective Fund. The holders of ACM V Preferred Stock and ACM VII Preferred Stock voting separately as a class, have the right to elect two Directors representing the holders of the Preferred Stock of each of their respective Funds. The holders of ACM V's common stock and the holders of ACM VII's common stock do not have the right to vote with respect to the election of those two Directors. The two Directors that have been elected by the holders of ACM V Preferred Stock and ACM VII Preferred Stock are, for each Fund, Ruth Block and Robert C. White. Neither Ms. Block nor Mr. White is standing for re-election at the Meeting as their terms do not expire until the year 2000.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies for a Fund will be voted for the election of three Directors of each Fund, and with respect to ACM I, II, III, IV, V, VII, VIII, AWDGF & AWDGF II for the ratification of Ernst & Young LLP as the Funds' independent auditors, and with respect to AMA for the ratification of PricewaterhouseCoopers LLP as the Fund's independent accountants for each of their respective fiscal years ending in 1999. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

  If a proxy card properly executed is returned with instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have the discretionary power to vote), the shares represented by the proxy will be considered present for purposes of determining the existence of a quorum for the transaction of business but will have no effect on the outcome of the shareholder votes. If any proposals other than Proposals One and Two properly come before the Meeting, the shares represented by the proxies will be voted on all such proposals in the discretion of the person or persons voting the proxies.

  The Meeting is scheduled as a joint meeting of the respective stockholders of the Funds because the stockholders of all the Funds are to consider and vote on similar matters. Stockholders of each Fund will vote separately on each proposal set forth herein and on any other matters that may arise for that Fund, and an unfavorable vote on a proposal by the stockholders of one Fund will not affect the implementation of the proposal by any other Fund if such proposal is approved by the stockholders of the other Fund.

  A quorum for each Fund for the Meeting will consist of a majority of the shares outstanding and entitled to vote. In the event that a quorum is not represented at the Meeting for a Fund or, even if a quorum is so represented, in the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting with respect to a Fund are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with respect to that Fund with no other notice than announcement at the Meeting in order to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all of the proposals in this Proxy Statement and a stockholder vote may be taken on any one of the proposals prior to any adjournment if sufficient votes have been received for approval. Shares represented by proxies indicating a vote against any proposal will be voted against adjournment.

  Each Fund has engaged Shareholder Communications Corporation, 17 State Street, New York, New York 10004, to assist the Funds in soliciting proxies for the Meeting. Shareholder Communications Corporation will receive a total fee of $69,000 for its services, to be paid by each Fund as follows: ACM I-- $10,000, ACM II--$12,500, ACM III--$7,500, ACM IV--$2,500, ACM V--$5,000, ACM
VII--$3,000, ACM VIII--$7,500, AWDGF--$3,000, AWDGF II--$15,000, and AMA--
$3,000; plus reimbursement of out-of-pocket expenses.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

  At the Meeting, three Directors of each Fund will be elected to serve for terms of three years and until their successors are elected and qualified. With respect to each Fund, the affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons in Class Two as described below.

  Pursuant to the Funds' respective Charters and By-Laws, the Board of Directors of each Fund has been divided into three classes. With respect to all of the Funds, the term of office of the members in Class Two will expire as of the Meeting, the term of office of the members in Class Three will expire as of the annual meeting of stockholders to be held in 2000 and the term of office of the members in Class One will expire as of the annual meeting of stockholders to be held in 2001. Upon expiration of the term of office of each class as set forth above, those persons then elected as Directors in that class will serve until the third annual meeting of stockholders following their election. With respect to ACM I, ACM II, ACM III, ACM IV, ACM V and ACM VII, John H. Dobkin, Clifford L. Michel and Donald J. Robinson are the members constituting Class One; David H. Dievler, William H. Foulk, Jr. and Dr. James M. Hester are the members constituting Class Two; and John D. Carifa, Ruth Block and Robert C. White are the members constituting Class Three. With respect to ACM VIII, AWDGF, AWDGF II and AMA, David H. Dievler, Clifford L. Michel and Donald J. Robinson are the members constituting Class One; John H. Dobkin, William H. Foulk, Jr. and Dr. James M. Hester are the members constituting Class Two; and Ruth Block, John D. Carifa and Robert C. White are the members constituting Class Three.

  As a result, only those Directors of each Fund in a single class may be changed in any one year, and it would require two years to change a majority of the Board of Directors of a Fund (although, under Maryland law, procedures are available for the removal of Directors even if they are not then standing for re-election and, under Securities and Exchange Commission regulations, procedures are available for including appropriate stockholder proposals in management's annual proxy statement). This system of electing Directors, which may be regarded as an "anti-takeover" provision, may make it more difficult for each Fund's stockholders to change the majority of Directors of that Fund and, thus, have the effect of maintaining the continuity of management.

  At the Meeting, three Directors in Class Two of ACM I, ACM II, ACM III, ACM IV, ACM V, and ACM VII, Messrs. David H. Dievler, William H. Foulk, Jr. and Dr. James M. Hester, and three Directors in Class Two of ACM VIII, AWDGF, AWDGF II and AMA, Messrs. John H. Dobkin, William H. Foulk, Jr. and Dr. James M. Hester are standing for re-election. Each nominee has consented to serve as a Director. The Boards of Directors know of no reason why any of these nominees will be unable to serve, but in the event of such inability, the proxies received will be voted for such substitute nominees as the Boards of Directors may recommend.

  Certain information concerning each Fund's Directors is set forth below. With respect to each Fund, only the Class Two Directors are standing for election as Directors.

  Name, positions and                                               Number of shares
offices with the Funds,                                              of common stock
    age, principal                                                    beneficially
  occupations during            Year first            Year term     owned directly or
  the past five years            became a            as Director    indirectly as of
and other directorships          Director            will expire    December 31, 1998
-----------------------         ----------           -----------    -----------------
  * John D. Carifa,      ACM I and II--1987             2000         2,000ACM I
    Chairman of the      ACM III, IV and V--1988    (Class Three)    1,000 AWDGF II
    Board, 53.           AWDGF--1992                                 505   AMA
    President, Chief     ACM VIII and
    Operating Officer    AWDGF II--1993
    and a Director of    ACM VII and AMA--1994
    Alliance Capital
    Management
    Corporation, the
    general partner
    of the Adviser
    ("ACMC"), which
    he has been
    associated with
    since prior to
    1994.

**+ Ruth Block,          ACM I and II--1987             2000         1,800 ACM III
    Director, 68.        ACM III, IV and V--1988    (Class Three)    4,540 ACM V
    Formerly an          AWDGF--1992                                 3,000 ACM VIII
    Executive Vice       ACM VIII and                                3,000 AWDGF
    President and        AWDGF II--1993                              1,000 AMA
    Chief Insurance      ACM VII and AMA--1994
    Officer of The
    Equitable Life
    Assurance Society
    of the United
    States. She is a
    Director of
    Ecolab
    Incorporated
    (specialty
    chemicals) and BP
    Amoco Corporation
    (oil and gas).

**+ David H. Dievler,    ACM I and II--1987             2001         200  ACM I
    Director, 69.        ACM III, IV and V--1988     (Class One)     1,200ACM II
    Independent          AWDGF--1992 ACM VIII and    (ACM VIII,      1,000ACM III
    Consultant.          AWDGF II--1993            AWDGF, AWDGF II   200  ACM IV
    Formerly a Senior    ACM VII and AMA--1994        and AMA)       1,000 AWDGF II
    Vice President of                                                500   AMA
    ACMC until                                         2002++
    December 1994.                                   (Class Two)
                                                  (ACM I-V and VII)

--------
   *"Interested person," as defined in the Investment Company Act of 1940, as amended (the "Act"), of each of the Funds because of affiliation with each of the Funds' investment adviser, Alliance Capital Management L.P. (the "Adviser").
  **Member of the Audit Committee.
   +Member of the Nominating Committee.
  ++If re-elected at the Meeting.

   Name, positions and                                               Number of shares
 offices with the Funds,                                              of common stock
      age, principal                                                   beneficially
    occupations during           Year first            Year term     owned directly or
   the past five years            became a            as Director    indirectly as of
 and other directorships          Director            will expire    December 31, 1998
 -----------------------         ----------           -----------    -----------------
 **+ John H. Dobkin,       AWDGF--1992                   2001         377   AWDGF II
     Director, 56.         ACM VIII and               (Class One)     400   AMA
     President of          AWDGF II--1993          (ACM I-V and VII)
     Historic Hudson       AMA--1994
     Valley (historic      ACM I-V and VII--1998        2002++
     preservation) since                              (Class Two)
     prior to 1994.                                   (ACM VIII,
     Previously, he was                             AWDGF, AWDGF II
     Director of the                                   and AMA)
     National Academy of
     Design.

 **+ William H. Foulk,     AWDGF--1992                  2002++        500  ACM I
     Jr., Director, 66.    ACM VIII and               (Class Two)     500  ACM II
     Investment Adviser    AWDGF II--1993                             1000 ACM III
     and Independent       AMA--1994                                  500  ACM IV
     Consultant. He was    ACM I-V and VII--1998                      547  ACM V
     formerly Senior                                                  500  ACM VII
     Manager of Barrett                                               500  ACM VIII
     Associates, Inc., a                                              500  AWDGF
     registered                                                       500  AWDGF II
     investment adviser,                                              500  AMA
     with which he had
     been associated
     since prior to 1994.

 **+ Dr. James M. Hester,  ACM I and II--1987           2002++        725  ACM I
     Director, 74.         ACM III, IV and V--1988    (Class Two)     700  ACM II
     President of The      AWDGF--1992                                815  ACM IV
     Harry Frank           ACM VIII and                               700  ACM V
     Guggenheim            AWDGF II--1993                             950  AWDGF
     Foundation, with      ACM VII and AMA--1994                      645  AMA
     which he has been
     associated since
     prior to 1994. He
     was formerly
     President of New
     York University and
     The New York
     Botanical Garden and
     Rector of The United
     Nations University.

 **+ Clifford L. Michel,   ACM I and II--1987            2001         1,000 ACM I
     Director, 59. Member  ACM III, IV and V--1988    (Class One)     1,000 ACM II
     of the law firm of    AWDGF--1992                                1,000 ACM III
     Cahill Gordon &       ACM VIII and                               1,000 ACM IV
     Reindel, with which   AWDGF II--1993                             1,000 ACM V
     he has been           ACM VII and AMA--1994                      1,000 ACM VII
     associated since                                                 1,000 AWDGF
     prior to 1994. He is                                             1,000 AWDGF II
     President and Chief                                              1,000 AMA
     Executive Officer of
     Wenonah Development
     Company
     (investments) and a
     Director of Placer
     Dome, Inc. (mining).

--------
   *"Interested person," as defined in the Act, of each of the Funds because of affiliation with each of the Funds' Adviser.
  **Member of the Audit Committee.
   +Member of the Nominating Committee.
  ++If re-elected at the Meeting.

   Name, positions and                                           Number of shares
 offices with the Funds,                                          of common stock
      age, principal                                               beneficially
    occupations during           Year first          Year term   owned directly or
   the past five years            became a          as Director  indirectly as of
 and other directorships          Director          will expire  December 31, 1998
 -----------------------         ----------         -----------  -----------------
 **+ Donald J. Robinson,   ACM I-V, VII, VIII          2001       2,150 ACM V
     Director, 64. Senior  AWDGF, AWDGF II and      (Class One)   1,500 ACM VIII
     Counsel of the law    AMA--1996                              2,840 AMA
     firm of Orrick,
     Herrington &
     Sutcliffe since
     January 1995. He was
     formerly a senior
     partner and a member
     of the Executive
     Committee of that
     firm. He was also a
     Trustee of the
     Museum of the City
     of New York from
     1977-1995.

 **+ Robert C. White,      ACM I and II--1987          2000       700  ACM I
     Director, 78.         ACM III, IV and V--1988 (Class Three)  600  ACM II
     Formerly Assistant    AWDGF--1992                            800  ACM III
     Treasurer of Ford     ACM VIII and                           600  ACM V
     Motor Company and,    AWDGF II--1993                         500  ACM VIII
     until September 30,   ACM VII and AMA--1994                  500  AWDGF
     1994, a Vice                                                 500  AWDGF II
     President and the                                            600  AMA
     Chief Financial
     Officer of the
     Howard Hughes
     Medical Institute.

--------
 **Member of the Audit Committee.
  +Member of the Nominating Committee.

  The Adviser has instituted a policy applicable to all registered investment companies to which it provides investment advisory services, including the Funds (collectively, the "Alliance Fund Complex"), contemplating that each Director will invest specified minimum amounts and (in most cases) an overall total of at least $150,000 in shares of investment companies within the Alliance Fund Complex (including the Funds).

  During their respective fiscal years ended in 1998, the Boards of Directors of ACM III and AMA met six times, ACM I, II and VIII met seven times, ACM IV, V, VIII and AWDGF met eight times and AWDGF II met nine times. The Audit Committee of each Fund meets during the fiscal year for the purposes described below in Proposal Two. The Audit Committees of ACM I, II, III, VIII and AWDGF II met once during each Fund's most recently completed respective fiscal year. The Audit Committees of ACM IV, V, VII, AWDGF and AMA met twice during each Fund's most recently completed respective fiscal year. The Nominating Committee of each Fund did not meet during each Fund's respective fiscal year ended in 1998. The Nominating Committees do not currently consider candidates proposed by stockholders for election as Directors.

  A Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by each Fund to each of its Directors during its respective fiscal year ended in 1998, the aggregate compensation paid to each of the Directors during calendar year 1998 by all of the investment companies in the Alliance Fund Complex, and the total number of investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Funds nor any other investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                      Total Number         Total Number of
                                                                     of Investment      Investment Portfolios
                                                                    Companies in the          within the
                                                                     Alliance Fund          Alliance Fund
                           Aggregate                               Complex, Including     Complex, Including
                          Compensation      Total Compensation         the Funds,             the Funds,
                         from Each Fund   from the Alliance Fund    as to which the        as to which the
                       During its Fiscal    Complex, Including   Director is a Director Director is a Director
  Name of Director     Year Ended in 1998 the Funds, During 1998      or a Trustee            or Trustee
  ----------------     ------------------ ---------------------- ---------------------- ----------------------
John D. Carifa          $0                       $0                       50                     114
Ruth Block              $3,887 ACM I             $180,763                 37                      77
                        $3,887 ACM II
                        $3,851 ACM III
                        $4,541 ACM IV
                        $4,541 ACM V
                        $4,669 ACM VII
                        $4,170 ACM VIII
                        $4,565 AWDGF
                        $5,198 AWDGF II
                        $4,376 AMA
David H. Dievler        $3,888 ACM I             $216,288                 43                      80
                        $3,888 ACM II
                        $3,851 ACM III
                        $4,541 ACM IV
                        $4,541 ACM V
                        $4,669 ACM VII
                        $4,170 ACM VIII
                        $4,565 AWDGF
                        $5,202 AWDGF II
                        $4,376 AMA
John H. Dobkin          $3,854 ACM I             $185,363                 41                      91
                        $3,854 ACM II
                        $3,854 ACM III
                        $2,953 ACM IV
                        $2,953 ACM V
                        $3,854 ACM VII
                        $4,173 ACM VIII
                        $4,568 AWDGF
                        $5,200 AWDGF II
                        $4,379 AMA
William H. Foulk, Jr.   $3,884 ACM I             $241,003                 45                     109
                        $3,884 ACM II
                        $3,848 ACM III
                        $2,947 ACM IV
                        $2,947 ACM V
                        $3,848 ACM VII
                        $4,167 ACM VIII
                        $4,562 AWDGF
                        $5,208 AWDGF II
                        $4,873 AMA

                                                                    Total Number         Total Number of
                                                                   of Investment      Investment Portfolios
                                                                  Companies in the          within the
                                                                   Alliance Fund          Alliance Fund
                         Aggregate                               Complex, Including     Complex, Including
                        Compensation      Total Compensation         the Funds,             the Funds,
                       from Each Fund   from the Alliance Fund    as to which the        as to which the
                     During its Fiscal    Complex, Including   Director is a Director Director is a Director
 Name of Director    Year Ended in 1998 the Funds, During 1998      or a Trustee            or Trustee
 ----------------    ------------------ ---------------------- ---------------------- ----------------------
Dr. James M. Hester   $3,891 ACM I             $172,913                 37                      74
                      $3,891 ACM II
                      $3,854 ACM III
                      $4,544 ACM IV
                      $5,317 ACM V
                      $4,672 ACM VII
                      $4,173 ACM VIII
                      $4,568 AWDGF
                      $5,188 AWDGF II
                      $4,879 AMA
Clifford L. Michel    $3,891 ACM I             $187,763                 38                      90
                      $3,891 ACM II
                      $3,854 ACM III
                      $4,544 ACM IV
                      $5,317 ACM V
                      $4,672 ACM VII
                      $4,173 ACM VIII
                      $4,568 AWDGF
                      $5,188 AWDGF II
                      $4,379 AMA
Donald J. Robinson    $3,887 ACM I             $193,709                 41                     103
                      $3,887 ACM II
                      $3,851 ACM III
                      $4,541 ACM IV
                      $5,314 ACM V
                      $4,669 ACM VII
                      $4,170 ACM VIII
                      $4,565 AWDGF
                      $5,172 AWDGF II
                      $4,376 AMA
Robert C. White       $8,500 ACM I             $83,000                  10                      10
                      $8,500 ACM II
                      $8,000 ACM III
                      $9,833 ACM IV
                      $9,833 ACM V
                      $9,833 ACM VII
                      $8,500 ACM VIII
                      $9,750 AWDGF
                      $11,746 AWDGF II
                      $8,500 AMA

  As of December 31, 1998, each of the Directors of each Fund owned less than 1% of the outstanding shares of any class of capital stock of such Fund and the Directors and officers of each Fund as a group owned less than 1% of the shares of capital stock of each such Fund. During each Fund's most recently completed fiscal year, none of the Funds' Directors engaged in a purchase or sale of the securities of the Adviser or any of its parents or subsidiaries.

  THE BOARDS OF DIRECTORS RECOMMEND THAT THE STOCKHOLDERS OF EACH FUND VOTE FOR THE ELECTION OF THE FOREGOING NOMINEES TO SERVE AS DIRECTORS OF THEIR FUND.

                                 PROPOSAL TWO

                         RATIFICATION OF SELECTION OF
               INDEPENDENT AUDITORS AND INDEPENDENT ACCOUNTANTS

  The Boards of Directors of ACM I, ACM II, ACM III, ACM IV, ACM V, ACM VII, ACM VIII, AWDGF and AWDGF II recommend that the stockholders of each Fund ratify the selection of Ernst & Young LLP, independent auditors, to audit the accounts of each such Fund for the fiscal year ending March 31, 1999 (AWDGF
II), July 31, 1999 (ACM IV), August 31, 1999 (ACM V), September 30, 1999 (ACM
VIII), October 31, 1999 (ACM VII and AWDGF), and December 31, 1999 (ACM I, II and III). In addition, the Board of Directors of AMA recommends that the stockholders of the Fund ratify the selection of PricewaterhouseCoopers LLP, independent accountants, to audit the accounts of the Fund for the fiscal year ending September 30, 1999. The selection of both Ernst & Young LLP and PricewaterhouseCoopers LLP was approved by the vote, cast in person, of a majority of the Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund, as defined in the Act, at meetings held on October 14, 1998. With respect to each Fund, the affirmative vote of a majority of the votes cast at the Meeting is required to ratify such selection. Ernst & Young LLP has audited the accounts of ACM I, II, III, IV, VII, VIII, AWDGF and AWDGF II since the commencement of each Fund's operations, and of ACM V since its fiscal year ending August 31, 1990, and does not have any direct financial interest or any material indirect financial interest in any of the Funds. PricewaterhouseCoopers LLP has audited the accounts of AMA since the Fund's commencement of operations and does not have any direct financial interest or any material indirect financial interest in the Fund.

  Representatives of Ernst & Young LLP and PricewaterhouseCoopers LLP are expected to attend the Meeting and to have the opportunity to make statements and respond to appropriate questions from the stockholders. The Audit Committee of the Board of Directors of each Fund normally meets twice during each full fiscal year with representatives of the independent auditors to discuss the scope of their engagement and review the financial statements of such Fund and the results of their examination thereof.

  THE BOARDS OF DIRECTORS OF ACM I, ACM II, ACM III, ACM IV, ACM V, ACM VII, ACM VIII, AWDGF AND AWDGF II RECOMMEND THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THEIR FUND. THE BOARD OF DIRECTORS OF AMA RECOMMENDS THAT THE STOCKHOLDERS OF THAT FUND VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THAT FUND.

                                 OTHER MATTERS

  Management of each Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

  According to information filed with the Securities and Exchange Commission, as of June 5, 1998, Aon Corporation, Aon Advisors, Inc. and Combined Insurance Company of America beneficially owned an aggregate of 3,568,000 shares, or 27.3%, of the outstanding common stock of ACM VI.

                   INFORMATION AS TO PRINCIPAL OFFICERS, THE
                            INVESTMENT ADVISER AND
                        THE ADMINISTRATORS OF THE FUNDS

  The principal officers of the Funds, their ages and their principal occupations during the past five years are set forth below. Each of the officers listed below currently serves as an officer of one or more of the other registered investment companies sponsored by the Adviser.

  John D. Carifa, Director and Chairman of each Fund and President of ACM IV, V, VII and AMA. (See Proposal One, "Election of Directors," at page 4 for biographical information).

  Wayne D. Lyski, 57, President of ACM I, II, III, VIII, AWDGF and AWDGF II, and Senior Vice President of ACM IV, V and VII, is an Executive Vice President of ACMC, with which he has been associated since prior to 1994.

  Kathleen A. Corbet, 38, Senior Vice President of each Fund, is an Executive Vice President of ACMC, with which she has been associated since prior to 1994.

  Bruce W. Calvert, 52, Senior Vice President of ACM IV, is a Director, Vice Chairman and Chief Executive Officer, and Chief Investment Officer of ACMC, with which he has been associated since prior to 1994.

  Alfred Harrison, 61, Senior Vice President of AMA, is a Vice Chairman of the Board of ACMC, with which he has been associated since prior to 1994.

  Susan P. Keenan, 41, Senior Vice President of ACM VII, is a Senior Vice President of ACMC, with which she has been associated since prior to 1994.

  Peter W. Adams, 60, Vice President of AMA, is a Senior Vice President of ACMC, with which he has been associated since prior to 1994.

  Thomas J. Bardong, 53, Vice President of ACM IV and AMA, is a Senior Vice President of ACMC, with which he has been associated since prior to 1994.

  Paul J. DeNoon, 36, Vice President of ACM I, II, III, IV, V, VIII, AWDGF and AWDGF II, is a Vice President of ACMC, with which he has been associated since prior to 1994.

  David M. Dowden, 33, Vice President of ACM VII, is a Vice President of ACMC, with which he has been associated since prior to 1994.

  Vicki L. Fuller, 41, Vice President of ACM VIII, AWDGF and AWDGF II, is a Senior Vice President of ACMC, with which she has been associated since prior to 1994.

  John A. Koltes, 54, Vice President of AMA, is a Senior Vice President of ACMC, with which he has been associated since prior to 1994.

  Michael J. Reilly, 34, Vice President of AMA, is a Senior Vice President of ACMC, with which he has been associated since prior to 1994.

  Wayne C. Tappe, 35, Vice President of ACM V, VIII and AWDGF II, is a Senior Vice President of ACMC, with which he has been associated since prior to 1994.

  Christian G. Wilson, 30, Vice President of ACM I, II, III, IV and V, is a Vice President of ACMC, with which he has been associated since prior to 1994.

  Mark D. Gersten, 48, Treasurer and Chief Financial Officer of each Fund, is a Senior Vice President of Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1994.

  Edmund P. Bergan, Jr., 48, Secretary of each Fund, is a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. and AFS, with which he has been associated since prior to 1994.

  Each Fund's investment adviser is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105. The administrator for ACM I, II and III is Mitchell Hutchins Asset Management Inc., with principal offices at 1285 Avenue of the Americas, New York, New York 10019. The administrator for ACM IV, ACM VII, AWDGF, AWDGF II and AMA is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Prudential Investments Fund Management LLC, with principal offices at Gateway Center 3, Newark, New Jersey 07102, serves as sub-administrator for ACM VII. The administrator for ACM V and ACM VIII is Princeton Administrators, L.P., with principal offices at 500 College Road East, Princeton, New Jersey 08540.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 30(h) of the Act and the rules under Section 16 of the Securities Exchange Act of 1934 require that the Directors and officers of each Fund and the Directors of ACMC, among others, file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of shares of the Funds. For each Fund's respective fiscal year ending in 1998, all such reports were timely filed.

                     SUBMISSION OF PROPOSALS FOR THE NEXT
                        ANNUAL MEETING OF STOCKHOLDERS

  Proposals of stockholders intended to be presented at the next annual meeting of stockholders of a Fund must be received by the Fund by September 27, 1999 for inclusion in such Fund's proxy statement and proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under federal securities laws.

  The persons named as proxies for the 2000 Annual Meeting of Stockholders will have discretionary authority to vote the proxies on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter by December 13, 1999, in which case these persons will not have discretionary authority except as provided in the Securities and Exchange Commission's rules governing stockholder proposals.

                            REPORTS TO STOCKHOLDERS

  Each Fund will furnish each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual report to stockholders and, if applicable, such Fund's subsequent semi-annual report to stockholders, upon request and without charge. To request a copy, please call AFS at (800) 227-4618 or write Edmund P. Bergan, Jr. at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                          By Order of the Boards of Directors,

                                          Edmund P. Bergan, Jr.
                                           Secretary

January 25, 1999
New York, New York

TABLE OF CONTENTS                                                          Page
-------------------------------------------------------------------------------
Introduction..............................................................   1
Proposal One: Election of Directors.......................................   3
Proposal Two: Ratification of Selection of Independent Auditors and
 Independent Accountants..................................................   9
Other Matters.............................................................  10
Information as to Principal Officers, the Investment Adviser and the
 Administrators of the Funds..............................................  10
Submission of Proposals for the Next Annual Meeting of Stockholders.......  11
Reports to Stockholders...................................................  12




ACM-PS-99 ACM Joint Proxy Statement

                       ACM Government Income Fund, Inc.

                     ACM Government Securities Fund, Inc.

                      ACM Government Spectrum Fund, Inc.

                     ACM Government Opportunity Fund, Inc.

                         ACM Managed Income Fund, Inc.

                  ACM Municipal Securities Income Fund, Inc.

                     ACM Managed Dollar Income Fund, Inc.

                  Alliance World Dollar Government Fund, Inc.

                Alliance World Dollar Government Fund II, Inc.

                   Alliance All-Market Advantage Fund, Inc.

-------------------------------------------------------------------------------
(LOGO OF ALLIANCE CAPITAL APPEARS HERE)
                       Alliance Capital Management L.P.
-------------------------------------------------------------------------------
NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT MARCH 9,
1999

               ACM GOVERNMENT SPECTRUM FUND, INC.

Instructions to the Stockholders of ACM Government Spectrum Fund,
Inc. (the "Corporation") in connection with the Annual Meeting of Stockholders to be held on March 9, 1999.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints each of Ms. Carol H. Rappa and/or Mr. Domenick Pugliese as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all shares of the Common Stock of the Corporation registered in the name of the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at 11:00 a.m., Eastern Standard Time, on Tuesday, March 9, 1999 at the offices of the Corporation, 1345 Avenue of the Americas, 41st floor, New York, New York 10105, and at all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon.

This proxy, if properly executed, will be voted in the manner directed by the undersigned. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and FOR any proposal for which no choice is indicated.

             PLEASE REFER TO THE PROXY STATEMENT FOR
             A DISCUSSION OF EACH OF THE PROPOSALS.

            PLEASE VOTE, DATE AND SIGN ON REVERSE AND
            RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

_________________________________________________________________
Please sign this Proxy exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
________________________________________________________________

HAS YOUR ADDRESS CHANGED?           DO YOU HAVE ANY COMMENTS?

___________________________         ___________________________

___________________________         ___________________________

___________________________         ___________________________

/ X /    PLEASE MARK VOTES
         AS IN THIS EXAMPLE

___________________________________

ACM GOVERNMENT SPECTRUM FUND, INC.
___________________________________

Mark box at right if an address change or
comment has been noted on the reverse side of
this card.                                                   /  /

1.  Election of Directors.
                                        FOR ALL    WITH-  FOR ALL
                                        NOMINEES   HELD   EXCEPT
    Class Two Nominees (terms expire
    in 2002):
    David H. Dievler                    /   /      /   /  /   /
    Williams H. Foulk, Jr.
    Dr. James M. Hester

    INSTRUCTION: To withhold authority to vote or any individual nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s).

                                        FOR      AGAINST  ABSTAIN

2.  Ratification of the selection of    /  /     /  /     /  /
    Ernst & Young LLP as the
    independent auditors for the
    Corporation for the fiscal year
    ending December 31, 1999.


3.  In their discretion, upon such
    other matters as may properly
    come before the meeting or any
    adjournments thereof, as
    described in the proxy
    statement.

Please be sure to sign and date this Proxy.

Date:

Stockholder sign here _______________________

Co-owner sign here __________________________

RECORD DATE SHARES:



                                2
00250209.AE2